PRESS RELEASE

FOR IMMEDIATE RELEASE

China BAK Announces Conference Call to Discuss Second Quarter FY 2007 Results

Shenzhen, China - May 2, 2007 - China BAK Battery Inc. (NASDAQ GM: CBAK), one of the largest lithium-ion battery cell manufacturers in China and in the world, as measured by production output, will host a conference call at 9:00 am ET on Tuesday, May 8, 2007, to discuss results for the second quarter of fiscal 2007 ended March 31, 2007.

Joining Xiangqian Li, China BAK's President and Chief Executive Officer on the call will be Yongbin Han, Chief Financial Officer and Dr. Huanyu Mao, China BAK's Chief Operating Officer and Chief Technology Officer. Also participating on the call will be Jim Groh, the company's U.S. based representative and Crocker Coulson of CCG Elite, the company’s investor relations firm.

To participate in the conference call, please dial the following number five to ten minutes prior to the scheduled conference call time: (888) 482-0024. International callers should dial (617) 801-9702. The pass code for the call is 66698628.

If you are unable to participate in the call at this time, a replay will be available on Tuesday, May 8 at 11:00 a.m. ET, through Tuesday, May 15, at 12:00 a.m. ET. To access the replay dial (888) 286-8010 and enter the conference ID number 85666520.

This conference call will be broadcast live over the Internet and can be accessed by all interested parties on the CBAK website at http://www.bak.com.cn. To listen to the live webcast, please go to the CBAK website at least fifteen minutes prior to the start of the call to register, download, and install any necessary audio software. For those unable to participate during the live broadcast, a replay will be available shortly after the call on CBAK's website for 90 days.

About China BAK Battery Inc.
China BAK Battery Inc. is one of the largest manufacturers of lithium-based battery cells in China and in the world, as measured by production output. It produces battery cells that are the principal component of rechargeable batteries commonly used in cellular phones, notebook computers, cordless power tools and portable consumer electronics, such as digital media devices, portable media players, portable audio players, portable gaming devices and PDAs (Personal Digital Assistants). China BAK Battery, Inc.'s 1.9 million square foot facilities are located in Shenzhen, PRC, and have been recently expanded to produce new products. China BAK Battery, Inc. is the largest manufacturer of lithium-ion battery cells for China's cellular phone replacement battery market.

Safe Harbor Statement

This press release contains forward-looking statements, which are subject to change. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All "forward-looking statements" relating to the business of China BAK Battery, Inc. and its subsidiary companies, which can be identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties which could cause actual results to differ. These factors include but are not limited to: risks related to China BAK’s business and risks related to operating in China. Please refer to China BAK’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006, for specific details on risk factors. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. China BAK's actual results could differ materially from those contained in the forward-looking statements. China BAK undertakes no obligation to revise or update its forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

For more information, please contact:

Company Contact:
Jim Groh
Tel: +1-843-342-7809
Email: jim@BAKbattery.com

Investor Relations Contact:
Crocker Coulson
Tel: +1- 646-213-1915
Email: crocker.coulson@ccgir.com

Or

Elaine Ketchmere
Tel: +1-310-477-9800, ext. 119
Email: elaine.ketchmere@ccgir.com

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